EXHIBIT 32.2








    CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED PURSUANT TOss.906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K for the year ended December 31, 2003, for each of PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on March 10, 2004 ("Report"), I, John R. Loyack, Chief Financial Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) the Report fully complies with the requirements ofss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   March 10, 2004                 By:     /s/ John R. Loyack
                                               ---------------------------------
                                               John R. Loyack
                                               Senior Vice President and
                                               Chief Financial Officer